UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 19, 2025

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Capital Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K amends the Current Report on Form 8-K filed by Rogers Corporation (“Rogers” or the “Company”) with the Securities and Exchange Commission on February 19, 2025 (the “Original Report”) and is being filed solely in order to correct certain information contained in Exhibit 99.1 to the Original Report related to the Company’s financial statements. The Original Report otherwise remains unchanged.
Item 2.02 Results of Operations and Financial Condition.
On February 19, 2025, the Company filed the Original Report with a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2024 (the “Original Earnings Release”). A copy of the fully corrected press release (the “Corrected Earnings Release”) is attached hereto as Exhibit 99.1, is incorporated herein by reference, and supersedes the Original Earnings Release attached as Exhibit 99.1 to the Original Report in its entirety. Specifically, the Corrected Earnings Release reflects reporting of the gain in connection with the separation of the Company’s joint ventures with INOAC Corporation as non-operating income rather than as operating income and updates affected metrics accordingly. There were no resulting changes to gross margin, net income (loss), or diluted earnings (loss) per share.
The information in this report on Form 8-K/A, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K/A shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements Disclosure
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements and are based on Rogers’ current beliefs and expectations. All forward-looking statements are based upon information available to the Company on the date of this Current Report on Form 8-K and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. Readers are cautioned not to place undue reliance on these forward-looking statements and to review the risks as set forth in more detail in the Company’s most recent Annual Report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q. Rogers assumes no responsibility to update any forward-looking statements contained herein except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Corrected version of press release of Rogers Corporation dated February 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: February 26, 2025	By:	/s/ Laura Russell
Laura Russell
Senior Vice President, Chief Financial Officer and Treasurer Principal Financial Officer